FEDERATED CALIFORNIA MUNICIPAL INCOME FUND

(A Portfolio of Municipal Securities Income Trust)

CLASS A SHARES
CLASS B SHARES

SUPPLEMENT TO PROSPECTUS DATED OCTOBER 31, 1998.

Please delete the "Summary of Fund Expenses" which appears on page 1 of the current prospectus and replace with the following Summary of Fund Expenses
Table:



SUMMARY OF FUND EXPENSES
SHAREHOLDER TRANSACTION EXPENSES                                             CLASS     CLASS
                                                                             A         B
Maximum Sales Charge Imposed on Purchases(as a percentage of offering       4.50%     None
price)
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage        None      None
of offering price)
Contingent Deferred Sales Charge (as a percentage of original purchase       None      5.50%
price or redemption proceeds, as applicable)1
Redemption Fee (as a percentage of amount redeemed, if applicable)           None      None
Exchange Fee                                                                 None      None

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF PROJECTED AVERAGE NET ASSETS)2
Management Fee (after waiver)3                                               0.00%     0.00%
12b-1 Fee4                                                                   0.00%     0.75%
Total Other Expenses (after reimbursement)5                                  0.50%     0.50%
Shareholder Services Fee                                                     0.25%     0.25%
Total Operating Expenses (after waiver/reimbursement)6 7                     0.50%     1.25%



1 The contingent deferred sales charge is 5.50% in the first year, declining to 1.00% in the sixth year, and 0.00% thereafter. (For more information, see "Contingent Deferred Sales Charge.")

2 Total operating expenses are estimated based on average expenses expected to be incurred during the period ending August31, 1999. During the course of this period, expenses may be more or less than the average amount shown.

3 The management fee has been reduced to reflect the voluntary waiver. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

4 The Class A Shares have no present intention of paying or accruing the 12b-1 fee during the fiscal year ending August31, 1999. If the Class A Shares were paying or accruing the 12b-1 fee, Class A Shares would be able to pay up to 0.25% of their average daily net assets. "See Trust Information."

5 Total other operating expenses are anticipated to be reduced to reflect the voluntary reimbursement of other operating expenses by the Adviser. The Adviser can terminate this voluntary reimbursement of other operating expenses at any time at its sole discretion. Total other operating expenses for Class A Shares and Class B Shares are anticipated to be 0.97% and 0.97%, respectively, absent the voluntary reimbursement of certain other operating expenses.

6 Total operating expenses for Class A and B Shares are estimated to be 1.62% and 2.12%, respectively, for the fiscal year ending August 31, 1999 absent the voluntary waivers by the Adviser and Distributor and voluntary reimbursement of other operating expenses by the Adviser. Total operating expenses for Class A and B Shares were 0.69% and 1.40%, respectively, for the fiscal year ended August 31, 1998. Total operating expenses for Class A and B Shares for the fiscal year ended August 31, 1998 would have been 2.11% and 2.56%, respectively, absent the voluntary waivers by the Adviser and Distributor and voluntary reimbursement of other operating expenses by the Adviser.

7 Class B Shares convert to Class A Shares (which pay lower ongoing expenses) approximately eight years after purchase.

     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class A and ClassB Shares of the fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing In The Fund" and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                        CLASS     CLASS
                                                               A         B

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return;
(2)redemption at the end of each time period and
(3) payment of the maximum sales charge.

1 YEAR                                                         $50       $70
3 YEARS                                                        $60       $84
5 YEARS                                                        $72       $93
10 YEARS                                                       $105      $151

     You would pay the following expenses on the same investment, assuming no redemption.

1 YEAR                                                                   $13
3 YEARS                                                                  $40
5 YEARS                                                                  $69


     The above example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. This example is based on estimated data for the Class A and Class B Shares fiscal years ending August 31, 1999.

                                                                January 20, 1999




CUSIP 625922109

CUSIP 625922828

G01056-08 (1/99)